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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 1997



                                   AMBAC INC.
             (Exact name of Registrant as specified in its charter)






       Delaware                          1-10777                 13-3621676
(State of incorporation)         (Commission file number)     (I.R.S. employer
                                                             identification no.)



       One State Street Plaza
         New York, New York                                          10004
(Address of principal executive offices)                           (Zip code)



                                 (212) 668-0340
              (Registrant's telephone number, including area code)


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                          Index to Exhibits on Page 4

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ITEM 5.         OTHER EVENTS


       On January 30, 1997, AMBAC Inc. (the "REGISTRANT") issued a press release containing unaudited interim financial information and accompanying discussion for the 1996 fourth quarter and full-year earnings. Exhibit 99.06 is a copy of such press release and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

               Exhibit Number                       Item

                    99.06 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 1996 and the year ended December 31, 1996 contained in the press release issued by the Registrant on January 30, 1997.



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                                   SIGNATURES



    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.





                                             AMBAC INC.
                                             (REGISTRANT)



DATED:      FEBRUARY 14, 1997                BY: /S/ RICHARD G. GROSS
                                                 --------------------------
                                                 RICHARD B. GROSS
                                                 SENIOR VICE PRESIDENT,
                                                 GENERAL COUNSEL AND SECRETARY



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                                INDEX TO EXHIBIT


EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBIT
-------                    ----------------------

 99.06 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 1996 and the year ended December 31, 1996 contained in the press release issued by the Registrant on January 30, 1997.



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